Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
June 30, 1999

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.1500%


Excess Protection Level
   3 Month Average  9.29%
      June, 1999  7.74%
      May, 1999  12.18%
      April, 1999  7.97%



Cash Yield                                              20.89%


Investor Charge Offs                                    6.00%


Base Rate                                               7.15%


Over 30 Day Delinquency                                 5.36%


Seller's Interest                                       69.47%


Total Payment Rate                                      9.48%


Total Principal Balance                                $2,088,028,693.56


Investor Participation Amount                          $187,500,000.00


Seller Participation Amount                            $1,450,528,693.56